Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

               THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 30, 2009 (the “Effective Date”) between JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”), the Lenders signatory hereto and ESCALADE, INCORPORATED (the “Borrower”).

Recitals

               1.     The Borrower, the Lender party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 30, 2009 (as amended by that certain First Amendment to Credit Agreement, dated as of July 29, 2009 and as amended by that certain Second Amendment to Credit Agreement, dated as of September 30, 2009, the “Credit Agreement”). As of the Effective Date, JPMorgan Chase Bank, N.A. is the only Lender under the Credit Agreement.

               2.     The Credit Agreement requires that the Borrower deliver each Deposit Account Control Agreement required to be delivered in Section 4.14 of each Security Agreement not later than October 30, 2009. The Borrower, the Administrative Agent and Lender, have agreed that the deadline for the delivery of such agreements be extended as set forth in this Amendment.

Agreement

               NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, the Administrative Agent, Lender and the Borrower agree as follows:

               1.     Amendment to the Credit Agreement - Amendment to Post-Closing Conditions. As of the Effective Date, Section 4.03(c) of the Credit Agreement is amended, and as so amended, restated to read as follows:

“(c)     Control Agreements. The Administrative Agent shall have received each Deposit Account Control Agreement required to be provided pursuant to Section 4.14 of each of the Security Agreements by that date that is not later than 30 days after the Administrative Agent (or its counsel) delivers to the Borrower’s counsel, Gerald F. O’Connell with the law firm of Graydon Head, a written request (which may be sent by e-mail to Mr. O’Connell at GO’Connell@Graydon.com) that the Borrower deliver such Deposit Account Control Agreements, which notice shall (i) identify itself as a request pursuant to this Section 4.03(c) and (ii) be accompanied by the form (or forms) of Deposit Account Control Agreement required by the Administrative Agent.”

               2.     Binding on Successors and Assigns. All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

               3.     Governing Law. This Amendment is a contract made under, and shall be governed by and construed in accordance with the laws of the State of Indiana.

               4.     Amendment of Other Loan Documents. All references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as modified and amended by this Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time. Except as expressly modified and amended by this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents remain in full force and effect, and are fully binding on the parties thereto and their respective successors and assigns.

               5.     Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

               6.     Defined Terms. Except as expressly otherwise stated in this Amendment, all terms used in this Amendment and the Recitals that are defined in the Credit Agreement, and that are not otherwise defined in this Amendment, shall have the same meanings in this Amendment as in the Credit Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized signatories.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ H. Robert Hill

H. Robert Hill, Vice President

ESCALADE, INCORPORATED

By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and CFO

Consent of the Guarantors

          Each of the undersigned Guarantors acknowledges and consents to the execution of the Third Amendment to Credit Agreement and reaffirms and agrees that the Guaranty dated as of April 30, 2009, executed by it in favor of the Administrative Agent for the benefit of the Lenders remains in full force and effect with respect to all obligations of the Guarantor thereunder.

          Dated as of October 30, 2009.

Bear Archery, Inc.		Martin Yale Industries, Inc.

By:	/s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Secretary		Deborah J. Meinert, VP Finance and Secretary

EIM Company, Inc.		Olympia Business Systems, Inc.

By:	/s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Secretary		Deborah J. Meinert, VP Finance and Secretary

Escalade Insurance, Inc.		Schleicher & Co. of America, Inc.

By:	/s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Secretary		Deborah J. Meinert, VP Finance and Secretary

Escalade Sports Playground, Inc.		SOP Services, Inc.

By:	/s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Secretary		Deborah J. Meinert, VP Finance and Secretary

Harvard Sports, Inc.		U. S. Weight, Inc.

By:	/s/ Deborah J. Meinert	By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Secretary		Deborah J. Meinert, VP Finance and Secretary

Indian Industries, Inc.

By:	/s/ Deborah J. Meinert

Deborah J. Meinert, VP Finance and Secretary